EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Expeditors International of Washington, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Jeffrey S. Musser, President, Chief Executive Officer and Director, and Bradley S. Powell, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 7, 2017	/S/ JEFFREY S. MUSSER
Jeffrey S. Musser President, Chief Executive Officer and Director

November 7, 2017	/S/ BRADLEY S. POWELL
Bradley S. Powell Senior Vice President and Chief Financial Officer